                                                                    Exhibit 23-a






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To ADC Telecommunications, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report dated December 15, 1993 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-83584, 33-22654, 33-40356 and 33-40357.



                                                           ARTHUR ANDERSEN & CO.

Minneapolis, Minnesota
January 11, 1994